SUMMARY PROSPECTUS AND PROSPECTUS SUPPLEMENT OF

MOA FUNDS CORPORATION MOA SMALL CAP GROWTH FUND MOA ALL AMERICA FUND

DATED AS OF AUGUST 23, 2024

Important Changes to MoA Small Cap Growth Fund and MoA All America Fund – small cap growth and mid cap core segments

Effective on August 23, 2024, Marguerite Wagner, Executive Vice President of the Adviser, will retire from Mutual of America Capital Management LLC. Thad Pollock, Executive Vice President of the Adviser will assume the role of Portfolio Managers of the MoA Small Cap Growth Fund and the small cap growth and mid-cap core segments of the MoA All America Fund. Duygu Akyatan, Senior Vice President of the Adviser, will assume the role of Portfolio Managers of the MoA Small Cap Growth Fund and the small cap growth segment of the MoA All America Fund.

The MoA Small Cap Growth Fund and MoA All America Fund’s investment objectives and investment strategies remain unchanged.

Summary Prospectus text changes:

The following disclosure replaces the text under the heading Portfolio Managers for the MoA Small Cap Growth Fund:

Portfolio Managers. Thad Pollock, Executive Vice President of the Adviser, and a portfolio manager of the Fund since August 2024, and Duygu Akyatan, Senior Vice President of the Adviser, and a portfolio manager of the Fund since August 2024, are primarily responsible for the day-to-day management of the Fund.

The following disclosure replaces the text under the heading Portfolio Managers for the MoA All America Fund:

Portfolio Managers. Thad Pollock, Executive Vice President of the Adviser, and a portfolio manager of the small cap and mid-cap value segments of the Fund since October 2023, and a portfolio manager of the small cap growth and mid-cap core segments of the Fund since August 2024; Stephen J. Rich, Chairman of the Adviser, and a co-portfolio manager of the small cap and mid-cap value segments of the Fund since April 2022, having previously served as a portfolio manager of these segments from 2004 through 2021; Duygu Akyatan, Senior Vice President of the Adviser, and a portfolio manager of the small cap growth segment of the Fund since August 2024; Erik Wennerstrum, Vice President of the Adviser, and a portfolio manager of the Fund since May 2024; Ron Viener, Vice President of the Adviser and a portfolio manager of the Fund since May 2024; and Jamie A. Zendel, Executive Vice President of the Adviser, and a portfolio manager of the indexed portion of the Fund since 2014, are primarily responsible for the day-to-day management of the Fund.

Prospectus text changes:

Disclosure relating to Ms. Wagner is deleted on page 156, under the section heading Portfolio Managers, and the following disclosure is added:

Duygu Akyatan, Senior Vice President of the Adviser, joined the Adviser in 2004 and has approximately 29 years of investment experience. Ms. Akyatan works with the Adviser’s equity research group, in addition to serving as a portfolio manager of the MoA Small Cap Growth Fund and the small cap growth segment of the MoA All America Fund since August 2024.

The following disclosure replaces the text under the sub-heading MoA Small Cap Growth Fund on page 156:

The MoA Small Cap Growth Fund is managed by Thad Pollock and Duygu Akaytan. See “Portfolio Managers” for additional information.

The following disclosure replaces the text under the sub-heading MoA All America Fund on page 156:

The small cap and mid-cap value segments of the Fund are co-managed by Thad Pollock and Stephen J. Rich. The small cap growth segment of the Fund is co-managed by Thad Pollock and Duygu Akaytan. The mid-cap core segment of the Fund is managed by Thad Pollock. The index portion of the Fund is managed by Erik Wennerstrum, Ron Viener and Jamie A. Zendel. See “Portfolio Managers” for additional information.

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